SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2003

MOOG INC. (Exact name of registrant as specified in its charter)

New York (State or Other Jurisdiction of Incorporation)	1-5129 (Commission File Number)	16-0757636 (I.R.S. Employer Identification No.)

East Aurora, New York (Address of principal executive offices)	14052-0018 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (716) 652-2000

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press release dated April 29, 2003

Item 9. Regulation FD Disclosure (Information provided pursuant to Item 12)

On April 29, 2003, Moog Inc. (the “Company”) issued a press release discussing results of operations for the quarter ended March 31, 2003. A copy of the press release is included as exhibit 99.1 of this report.

This information is provided pursuant to Item 12 “Disclosure of Results of Operations and Financial Condition” of Form 8-K and is being presented under Item 9 pursuant to the Commission’s interim guidance provided in Release No. 33-8216.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOOG INC.

Dated: April 29, 2003	By:	/s/ Donald R. Fishback
Name: Donald R. Fishback Controller

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated April 29, 2003